Exhibit 99.1

RingCentral Announces Third Quarter 2016 Results

Software Subscriptions Revenue up 31%

RingCentral Office® ARR up 39%

GAAP Software Subscriptions Gross Margin of 79%; Non-GAAP: 80%

Belmont, Calif. – October 25, 2016 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications and collaboration solutions, today announced financial results for the third quarter ended September 30, 2016.

Third Quarter Financial Highlights

•	Software subscriptions revenue grew 31% year-over-year to $91.9 million; total revenue was $96.8 million.

•	RingCentral Office® annualized exit recurring software subscriptions (ARR) grew 39% year-over-year to $316.8 million.

•	Total annualized exit recurring software subscriptions (ARR) grew 31% year-over-year to $389.5 million.

•	GAAP software subscriptions gross margin was 79.1%, up 3.4 points year-over-year, while Non-GAAP software subscriptions gross margin was 80.1%, up 3.6 points year-over-year.

•	GAAP operating margin was (7.3%), up 0.3 points year-over-year, while Non-GAAP operating margin was 2.3%, up 1.6 points year-over-year.

•	Net monthly subscriptions dollar retention: RingCentral Office® over 100% and overall subscriptions over 99%.

“In the third quarter, we executed well by balancing revenue growth, investments in enterprise, and expanding margins to drive results at the high-end or above our outlook,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “Growth in our enterprise pipeline has accelerated meaningfully over the past three quarters, which we believe demonstrates the success of our focus on innovation and the investments we have made with our comprehensive go-to-market strategy. We were also honored to once again be placed in the leader’s quadrant and furthest to the right on vision in Gartner’s 2016 Magic Quadrant for UCaaS, further extending our leadership position.”

Financial Results for the Third Quarter 2016

•	Revenue: Total revenue was $96.8 million for the third quarter of 2016, up from $76.8 million in the third quarter of 2015. Software subscriptions revenue was $91.9 million for the third quarter of 2016, up from $70.3 million in the third quarter of 2015.

•	Pro Forma[1] Revenue Comparison: Total revenue of $96.8 million in the third quarter of 2016, up from $74.5 million in the third quarter of 2015, representing 30% growth, adjusting for the agency model on a comparable basis.

[1]	In 1Q16 RingCentral transitioned direct phone sales to an agency model, in which RingCentral receives a commission for phone sales instead of separately recognizing the full sale price and cost of the product. RingCentral is providing supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods as-if the Company had transitioned phone sales to the new agency model on January 1, 2015. Carrier phone sales will remain under the direct phone sales model.

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•	Net Income (Loss) Per Share: GAAP net loss per share was ($0.11) for the third quarter of 2016 compared with ($0.09) for the third quarter of 2015. Non-GAAP net income per diluted share was $0.03 for the third quarter of 2016, compared with $0.00 per diluted share for the third quarter of 2015.

•	Balance Sheet: Total cash and cash equivalents at the end of the third quarter of 2016 was $152.4 million, compared with $147.8 million at the end of the second quarter of 2016.

Third Quarter 2016 and Recent Business Highlights

•	Placed by Gartner in the Leaders Quadrant for Unified Communications as a Service (UCaaS) Magic Quadrant. Gartner noted good customer satisfaction and named RingCentral the top UCaaS provider across multiple metrics.

•	Recognized with the 2016 North American Frost & Sullivan Award for Company of the Year for hosted Internet protocol telephony and UCaaS market. Frost & Sullivan noted that RingCentral stands out among cloud communications providers for its ability to assess evolving customer needs and implement best practices.

•	Won a 5,000 user deal at a multibillion-dollar restaurant chain with a total contract value over $3 million dollars.

•	Launched new Android and iOS native apps for RingCentral’s team messaging platform that are faster and higher performing as well as seamlessly integrated with RingCentral Office.

•	Introduced RingCentral CloudConnect, a service that allows enterprises the ability to use their preferred network service provider to directly connect to RingCentral Cloud. The connection is provided through a private data exchange enabling lower latency, greater network reliability and availability, and added security.

•	Announced a partnership with Intelisys, one of the nation’s key master agents in the US. Intelisys’ established international presence will enable RingCentral to further expand its global cloud communications footprint.

Conference Call Details:

•	What: RingCentral financial results for the third quarter of 2016 and outlook for the fourth quarter and full year of 2016.

•	When: Tuesday, October 25, 2016 at 1:30PM PT (4:30PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13647029 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176 from the United States or (858) 384-5517 internationally with recording access code 13647029.

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based business communications and collaboration solutions. RingCentral’s cloud solution is easier to manage, and more flexible and cost-efficient than legacy on-premises communications systems. It meets the needs of modern distributed and mobile workforces spanning SMB to Enterprises globally. RingCentral, Business Communications Made Simple. RingCentral is headquartered in Belmont, California. RingCentral, RingCentral Office, and the RingCentral logo are registered trademarks of RingCentral, Inc.

Forward-Looking Statements

This press release contains “forward-looking statements,” including but not limited to, statements regarding our future, our GAAP and non-GAAP guidance, our markets and strategic opportunities, our expectations regarding the growth in our enterprise pipeline, and our planned investments and innovation. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual

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results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger and enterprise customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-Q for the quarter ended June 30, 2016, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

Non-GAAP Financial Measures

Our reported financial results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income per diluted share. Non-GAAP operating income (loss) is defined as operating income (loss) excluding share-based compensation, amortization of acquisition intangibles, and acquisition related matters. Non-GAAP operating margin is defined as Non-GAAP operating income (loss) divided by total GAAP revenue. Non-GAAP net income (loss) is defined as net income (loss) excluding stock-based compensation, intercompany remeasurement gains or losses, acquisition related matters, amortization of acquisition intangibles, and tax benefit for release of valuation allowance.

We have included Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income per diluted share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income per diluted share can provide a useful measure for period-to-period comparisons of our core business.

Although Non-GAAP operating income (loss), Non-GAAP operating margin, Non-GAAP net income (loss), and Non-GAAP net income per diluted share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures. Reconciliations of the Company’s historical non-GAAP financial measures and key metrics to their most directly comparable GAAP measures has been provided in the financial statement tables included in this press release.

Other Measures

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office® annualized exit monthly recurring subscriptions, and net monthly subscriptions dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equal the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office® annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office® customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Darren Yip, RingCentral

(650) 641-2220

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

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TABLE 1

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	September 30, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$152,390	$137,588
Accounts receivable, net	23,583	19,163
Inventory	84	2,317
Prepaid expenses and other current assets	16,644	11,978

Total current assets	192,701	171,046
Property and equipment, net	31,139	28,160
Goodwill	9,393	9,393
Acquired intangibles, net	2,500	3,266
Other assets	3,064	2,948

Total assets	$238,797	$214,813

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,701	$5,196
Accrued liabilities	46,368	34,702
Current portion of capital lease obligation	181	269
Current portion of long-term debt	14,528	3,750
Deferred revenue	42,738	36,657

Total current liabilities	108,516	80,574
Long-term debt	1,250	14,840
Sales tax liability	3,527	3,670
Capital lease obligation	—	181
Other long-term liabilities	3,402	5,416

Total liabilities	116,695	104,681
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	351,784	319,792
Accumulated other comprehensive income	2,868	527
Accumulated deficit	(232,557)	(210,194)

Total stockholders’ equity	122,102	110,132

Total liabilities and stockholders’ equity	$238,797	$214,813

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TABLE 2

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues
Software subscriptions	$91,853	$70,321	$257,898	$194,713
Other	4,986	6,459	17,323	18,076

Total revenues	96,839	76,780	275,221	212,789

Cost of revenues
Software subscriptions	19,211	17,084	54,107	49,503
Other	4,244	5,249	13,452	14,906

Total cost of revenues	23,455	22,333	67,559	64,409

Gross profit	73,384	54,447	207,662	148,380
Operating expenses
Research and development	16,490	13,475	48,097	37,612
Sales and marketing	50,306	34,878	137,796	101,473
General and administrative	13,649	11,922	41,114	34,231

Total operating expenses	80,445	60,275	227,007	173,316

Loss from operations	(7,061)	(5,828)	(19,345)	(24,936)
Other income (expense), net
Interest expense	(176)	(245)	(585)	(927)
Other income (expense), net	(696)	(319)	(2,280)	(637)

Other income (expense), net	(872)	(564)	(2,865)	(1,564)

Loss before provision (benefit) for income taxes	(7,933)	(6,392)	(22,210)	(26,500)
Provision (benefit) for income taxes	46	(56)	153	(1,342)

Net loss	$(7,979)	$(6,336)	$(22,363)	$(25,158)

Net loss per common share
Basic and diluted	$(0.11)	$(0.09)	$(0.31)	$(0.36)

Weighted-average number of shares used in computing net loss per share
Basic and diluted	73,285	70,580	72,669	69,614

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TABLE 3

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Nine Months Ended
	September 30,
	2016	2015
Cash flows from operating activities
Net loss	$(22,363)	$(25,158)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,749	9,935
Share-based compensation	22,603	15,790
Foreign currency remeasurement loss	2,450	315
Tax benefit from release of valuation allowance	—	(1,411)
Non-cash interest expense and other expenses related to debt	—	156
Net accretion of discount and amortization of premium on available-for-sale securities	—	602
Provision for bad debt	458	152
Deferred income taxes	(4)	5
Others	464	220
Changes in assets and liabilities:
Accounts receivable	(4,878)	(7,688)
Inventory	2,233	(577)
Prepaid expenses and other current assets	(4,667)	(3,907)
Other assets	201	173
Accounts payable	(2,470)	(61)
Accrued liabilities	13,737	4,758
Deferred revenue	6,080	8,700
Other liabilities	(2,157)	204

Net cash provided by operating activities	22,436	2,208

Cash flows from investing activities
Purchases of property and equipment	(9,634)	(11,106)
Capitalized internal-use software	(1,515)	(1,836)
Cash paid in business combination, net of cash acquired	—	(4,670)
Proceeds from the maturity of available-for-sale securities	—	25,760
Proceeds from the maturity of restricted investments	—	100

Net cash provided by (used in) investing activities	(11,149)	8,248

Cash flows from financing activities
Proceeds from issuance of stock in connection with stock plans	8,268	12,040
Taxes paid related to net share settlement of equity awards	(131)	(105)
Payment of holdback from Glip acquisition	(1,500)	—
Repayment of debt	(2,813)	(5,205)
Repayment of capital lease obligations	(269)	(509)

Net cash provided by financing activities	3,555	6,221

Effect of exchange rate changes on cash and cash equivalents	(40)	145
Net increase in cash and cash equivalents	14,802	16,822
Cash and cash equivalents
Beginning of period	137,588	113,182

End of period	$152,390	$130,004

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TABLE 4

RINGCENTRAL, INC.

RECONCILIATION OF OPERATING INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues
Software subscriptions	$91,853	$70,321	$257,898	$194,713
Other	4,986	6,459	17,323	18,076

Total revenues	96,839	76,780	275,221	212,789

Cost of revenues reconciliation
GAAP Software subscriptions cost of revenues	19,211	17,084	54,107	49,503
Stock-based compensation	(824)	(535)	(2,239)	(1,468)
Amortization of acquisition intangibles	(151)	—	(453)	—

Non-GAAP Software subscriptions cost of revenues	18,236	16,549	51,415	48,035

GAAP Other cost of revenues	4,244	5,249	13,452	14,906
Stock-based compensation	(35)	—	(86)	—

Non-GAAP Other cost of revenues	4,209	5,249	13,366	14,906

Gross profit and gross margin reconciliation
Non-GAAP Subscriptions	80.1%	76.5%	80.1%	75.3%
Non-GAAP Other	15.6%	18.7%	22.8%	17.5%
Non-GAAP Gross profit	76.8%	71.6%	76.5%	70.4%
Operating expenses reconciliation
GAAP Research and development	16,490	13,475	48,097	37,612
Stock-based compensation	(1,996)	(1,351)	(5,491)	(3,745)
Amortization of acquisition intangibles	—	(256)	—	(328)
Acquisition related matters	(619)	(331)	(1,102)	(331)

Non-GAAP Research and development	13,875	11,537	41,504	33,208

As a % of total revenues non-GAAP	14.3%	15.0%	15.1%	15.6%
GAAP Sales and marketing	50,306	34,878	137,796	101,473
Stock-based compensation	(3,023)	(1,797)	(7,790)	(5,333)
Amortization of acquisition intangibles	(105)	—	(315)	—

Non-GAAP Sales and marketing	47,178	33,081	129,691	96,140

As a % of total revenues non-GAAP	48.7%	43.1%	47.1%	45.2%
GAAP General and administrative	13,649	11,922	41,114	34,231
Stock-based compensation	(2,511)	(2,069)	(6,997)	(5,244)
Acquisition related matters	—	(2)	(59)	(749)

Non-GAAP General and administrative	11,138	9,851	34,058	28,238

As a % of total revenues non-GAAP	11.5%	12.8%	12.4%	13.3%

Income (loss) from operations reconciliation
GAAP loss from operations	(7,061)	(5,828)	(19,345)	(24,936)
Stock-based compensation	8,389	5,752	22,603	15,790
Amortization of acquisition intangibles	256	256	768	328
Acquisition related matters	619	333	1,161	1,080

Non-GAAP Income (loss) from operations	$2,203	$513	$5,187	$(7,738)

Non-GAAP Operating margin	2.3%	0.7%	1.9%	-3.6%

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TABLE 5

RINGCENTRAL, INC.

RECONCILIATION OF NET INCOME (LOSS)

GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net Income (loss) reconciliation
GAAP Net loss	$(7,979)	$(6,336)	$(22,363)	$(25,158)
Stock-based compensation	8,389	5,752	22,603	15,790
Amortization of acquisition intangibles	256	256	768	328
Acquisition related matters	619	333	1,161	1,080
Intercompany remeasurement loss	745	257	2,341	332
Tax benefit from release of valuation allowance	—	—	—	(1,411)

Non-GAAP Net income (loss)	$2,030	$262	$4,510	$(9,039)

Basic and diluted net income (loss) per share
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per share	73,285	70,580	72,669	69,614
Effect of dilutive securities (stock options and restricted stock awards)	3,838	3,353	3,355	—

Non-GAAP weighted average shares used in computing non-GAAP net income per share	77,123	73,933	76,024	69,614

GAAP Net loss per share	$(0.11)	$(0.09)	$(0.31)	$(0.36)

Non-GAAP Net income (loss) per share	$0.03	$0.00	$0.06	$(0.13)

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TABLE 6

RINGCENTRAL, INC.

PRO FORMA2 STATEMENT OF GROSS MARGIN UNDER AGENCY MODEL

(Unaudited, in thousands)

	2015				2016			3Q16
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Q/Q	Y/Y
GAAP Software subscription revenue	$59,951	$64,441	$70,321	$76,532	$79,978	$86,067	$91,853	7%	31%
GAAP Other revenue	$5,367	$6,250	$6,459	$6,907	$6,560	$5,777	$4,986
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—	—

Pro forma other revenue	$3,145	$4,149	$4,181	$4,310	$5,124	$5,777	$4,986	(14%)	19%

Total pro forma revenue	$63,096	$68,590	$74,502	$80,842	$85,102	$91,844	$96,839	5%	30%

GAAP Software subscription cost of revenue	$15,914	$16,505	$17,084	$16,851	$16,723	$18,173	$19,211
Stock-based compensation	(457)	(476)	(535)	(586)	(634)	(781)	(824)
Amortization of acquisition intangibles	—	—	—	—	(151)	(151)	(151)

Non-GAAP Software subscriptions cost of revenue	$15,457	$16,029	$16,549	$16,265	$15,938	$17,241	$18,236
GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$5,017	$4,191	$4,244
Stock-based compensation	—	—	—	—	(19)	(32)	(35)

Non-GAAP Other cost of revenue	$4,633	$5,024	$5,249	$6,011	$4,998	$4,159	$4,209
Revised Agency Model adjustment	(2,222)	(2,101)	(2,278)	(2,597)	(1,436)	—	—

Pro forma other cost of revenue	$2,411	$2,923	$2,971	$3,414	$3,562	$4,159	$4,209

Total pro forma cost of revenue	$17,868	$18,952	$19,520	$19,679	$19,500	$21,400	$22,445	5%	15%

Pro forma software subscriptions revenue gross profit	$44,494	$48,412	$53,772	$60,267	$64,040	$68,826	$73,617	7%	37%
Pro forma other revenue gross profit	734	1,226	1,210	896	1,562	1,618	777	(52%)	(36%)

Total pro forma gross profit	$45,228	$49,638	$54,982	$61,163	$65,602	$70,444	$74,394	6%	35%

Pro forma software subscriptions revenue gross margin	74%	75%	76%	79%	80%	80%	80%
Pro forma other revenue gross margin	23%	30%	29%	21%	30%	28%	16%
Total pro forma gross margin	72%	72%	74%	76%	77%	77%	77%

[2]	In 2Q16, RingCentral provided supplemental information on a pro forma basis to provide a clear comparison of the Company’s results with prior periods. The pro forma information reflects results as-if the Company had transitioned to the new agency model for the first quarter of 2016 and for all periods in 2015.

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